UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 14, 2022
AGILITI, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-40361	83-1608463
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
11095 Viking Drive, Suite 300
Eden Prairie, MN 55344
(Address of principal executive offices, including zip code)
(952) 893-3200
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001	AGTI	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On December 14, 2022, Agiliti Health, Inc., a wholly-owned subsidiary of Agiliti, Inc. (the “Company”) entered into a new agreement (the “Agreement”) with the U.S. Department of Health and Human Services (“HHS”) and the Assistant Secretary for Preparedness and Response (“ASPR”) for preventive maintenance services (“PMS”), management and storage for ventilator and powered air purifying respirator (“PAPR”) systems. The Agreement’s performance period commences on August 28, 2023 and is anticipated to have a period of performance of four years and six months, consisting of a base period of twelve months, three one-year option periods and an additional six-month option period. The Agreement is valued at up to $491 million over its expected term.

Additionally on December 14, 2022, the Company received a modification to the Company’s current HHS/ASPR agreement that expires on February 27, 2023 incorporating Federal Acquisition Regulation (“FAR”) 52.217-8, which allows the government to extend the term of this current agreement by up to six months.

Note Regarding Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included in this Current Report on Form 8-K, including statements regarding the expected term and value of the Agreement are forward-looking statements. These forward-looking statements are subject to a number of factors and uncertainties that could cause our actual results to differ materially from those expressed in or contemplated by the forward-looking statements, including risks related to our potential inability to maintain the Agreement or comply with its terms and risks relating to extension, renewal or termination of the Agreement or any of our existing contacts with HHS and ASPR. Other important risk factors are discussed in detail in the company’s filings with the Securities and Exchange Commission, including but not limited to, our annual report on Form 10-K for the fiscal year ended December 31, 2021 and subsequent reports filed with the Securities and Exchange Commission. The forward-looking statements included in this Current Report on Form 8-K are made only as of the date hereof. We undertake no obligation to update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: December 14, 2022

AGILITI, INC.

By:	/s/ James B. Pekarek
Name:	James B. Pekarek
Title:	Executive Vice President and Chief Financial Officer